                                                                   EXHIBIT 99.1

                  HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST
                        SERIES 1998-F LOAN-BACKED NOTES

            INFORMATION REGARDING INITIAL AND SUBSEQUENT CONTRACTS

  Set forth below is information regarding the certain Group 2 home improvement and home equity loan contracts transferred to the Trust on December 30, 1998. The information below includes the Initial Contracts described in the Prospectus Supplement dated December 16, 1998, as well as the Subsequent Contracts transferred to the Trust on or prior to the Closing Date. There will be no Contracts transferred to the Trust after the Closing Date. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

      Set forth below is a description of certain characteristics of the Group 2 Contracts. The Group 2 Contracts consist of Home Improvement Contracts and Home Equity Contracts.

                       CONTRACT RATES--GROUP 2 CONTRACTS

                                                              % OF GROUP 2
                           NUMBER OF                          CONTRACTS BY
RANGE OF                   CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
CONTRACTS                  AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
BY CONTRACT RATE            OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
----------------           ---------- ------------------- ---------------------
Less than 9.001%..........      10     $     329,718.99             .25%
From  9.001%--10.000%.....     143         5,552,725.45            4.27
From 10.001%--11.000%.....     320        11,365,472.12            8.74
From 11.001%--12.000%.....     439        15,066,327.64           11.59
From 12.001%--13.000%.....     477        14,420,533.27           11.09
From 13.001%--14.000%.....     827        24,150,071.14           18.58
From 14.001%--15.000%.....     915        24,876,802.67           19.14
From 15.001%--16.000%.....     890        19,943,692.35           15.34
From 16.001%--17.000%.....     518         9,969,261.54            7.67
Over 17.000%..............     264         4,307,228.11            3.31
                             -----     ----------------          ------
    Total.................   4,803     $ 129,981,833.28          100.00%
                             =====     ================          ======

              DISTRIBUTION OF CURRENT BALANCE--GROUP 2 CONTRACTS

                                                                  % OF GROUP 2
                                                                  CONTRACTS BY
                                                                  OUTSTANDING
                                                              PRINCIPAL BALANCE AS
                                NUMBER OF AGGREGATE PRINCIPAL          OF
CURRENT BALANCE (IN DOLLARS)    CONTRACTS BALANCE OUTSTANDING     CUT-OFF DATE
----------------------------    --------- ------------------- --------------------
Less than $10,000.00...........     217     $  1,968,581.78            1.51%
Between $10,000.00--
 $19,999.99....................   1,414       21,702,430.81           16.70
Between $20,000.00--
 $29,999.99....................   1,365       34,077,186.43           26.22
Between $30,000.00--
 $39,999.99....................   1,029       35,932,040.36           27.64
Between $40,000.00--
 $49,999.99....................     602       26,360,655.46           20.28
Between $50,000.00--
 $59,999.99....................     143        7,424,428.13            5.71
Greater than $59,999.99........      33        2,516,510.31            1.94
                                  -----     ---------------          ------
    Total......................   4,803     $129,981,833.28          100.00%
                                  =====     ===============          ======

         DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS--GROUP 2 CONTRACTS

                                                                  % OF
                           NUMBER OF                      GROUP 2 CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT      AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
   AMOUNT (IN DOLLARS)      OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
   -------------------     ---------- ------------------- ---------------------
Less Than $10,000.00.....       65      $    480,474.01             .37%
Between$10,000.00--
 $19,999.99..............    1,457        21,039,550.83           16.19
Between$20,000.00--
 $29,999.99..............    1,399        33,996,834.74           26.16
Between$30,000.00--
 $39,999.99..............    1,028        35,175,288.50           27.06
Between$40,000.00--
 $49,999.99..............      655        28,244,520.23           21.73
Between$50,000.00--
 $59,999.99..............      166         8,528,654.66            6.56
Greater than $59,999.99..       33         2,516,510.31            1.94
                             -----      ---------------          ------
Total....................    4,803      $129,981,833.28          100.00%
                             =====      ===============          ======

                REMAINING MONTHS TO MATURITY--GROUP 2 CONTRACTS

                                                              % OF GROUP 2
                           NUMBER OF                          CONTRACTS BY
   MONTHS REMAINING TO     CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
    SCHEDULED MATURITY     AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
    AS OF CUT-OFF DATE      OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
   -------------------     ---------- ------------------- ---------------------
  1-- 60..................      61      $    821,365.71             .63%
 61--120..................     618        12,472,260.03            9.60
121--180..................   1,183        30,878,726.64           23.76
181--240..................   1,607        40,095,990.28           30.85
241--300..................   1,334        45,713,490.62           35.17
                             -----      ---------------          ------
    Total.................   4,803      $129,981,833.28          100.00%
                             =====      ===============          ======

                  MONTHS SINCE ORIGINATION--GROUP 2 CONTRACTS

                                                                   % OF
                           NUMBER OF                      GROUP 2 CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                           AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
MONTHS SINCE ORIGINATION    OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
------------------------   ---------- ------------------- ---------------------
Less than 4...............   2,340      $ 63,318,814.63           48.71%
From 4--6.................   1,337        36,030,520.79           27.72
From 7--12................   1,068        28,820,033.53           22.17
Greater than 12...........      58         1,812,464.33            1.39
                             -----      ---------------          ------
    Total.................   4,803      $129,981,833.28          100.00%
                             =====      ===============          ======

     GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES--GROUP 2 CONTRACTS

                                                                                 % OF
                                               % OF                             GROUP 2
                                             GROUP 2                         CONTRACTS BY
                                            CONTRACTS    AGGREGATE PRINCIPAL  OUTSTANDING
                            NUMBER OF     BY NUMBER OF         BALANCE         PRINCIPAL
                         CONTRACTS AS OF  CONTRACTS AS    OUTSTANDING AS OF  BALANCE AS OF
                          CUT-OFF DATE   OF CUT-OFF DATE    CUT-OFF DATE     CUT-OFF DATE
                         --------------- --------------- ------------------- -------------
Alabama.................        167            3.48%       $  4,233,590.82        3.26%
Arizona.................        149            3.10           4,562,568.39        3.51
Arkansas................         28             .58             701,311.24         .54
California..............        286            5.95           9,998,540.89        7.69
Colorado................         84            1.75           2,422,817.38        1.86
Connecticut.............         86            1.79           2,340,123.78        1.80
Delaware................         34             .71             883,223.80         .68
District of Columbia....          1             .02              19,368.97         .01
Florida.................        345            7.18           9,426,438.24        7.25
Georgia.................        120            2.50           3,331,568.04        2.56
Idaho...................         23             .48             618,611.73         .48
Illinois................        244            5.08           5,978,329.89        4.60
Indiana.................        135            2.81           3,510,554.85        2.70
Iowa....................         67            1.39           1,288,085.32         .99
Kansas..................         86            1.79           1,765,411.37        1.36
Kentucky................         48            1.00           1,116,502.51         .86
Louisiana...............         44             .92           1,061,366.16         .82
Maine...................         38             .79           1,167,243.50         .90
Maryland................         61            1.27           1,602,416.77        1.23
Massachusetts...........         54            1.12           1,619,471.87        1.25
Michigan................        220            4.58           5,293,131.09        4.07
Minnesota...............        171            3.56           4,057,828.81        3.12
Mississippi.............         25             .52             569,545.61         .44
Missouri................        177            3.69           3,823,847.32        2.94
Montana.................         15             .31             364,779.08         .28
Nebraska................         39             .81             835,824.24         .64
Nevada..................         56            1.17           1,720,486.38        1.32
New Hampshire...........         23             .48             720,142.51         .55
New Jersey..............        148            3.08           4,833,409.19        3.72
New Mexico..............         32             .67             905,032.18         .70
New York................        363            7.56          10,347,043.53        7.96
North Carolina..........        116            2.42           2,671,085.47        2.05
North Dakota............         19             .40             471,674.97         .36
Ohio....................        214            4.46           5,152,447.21        3.96
Oklahoma................         54            1.12           1,475,833.15        1.14
Oregon..................         44             .92           1,408,019.34        1.08
Pennsylvania............        299            6.23           8,217,546.12        6.32
Rhode Island............         24             .50             601,767.59         .46
South Carolina..........         77            1.60           1,934,946.18        1.49
South Dakota............         27             .56             658,948.27         .51
Tennessee...............         55            1.15           1,510,024.45        1.16
Texas...................         14             .29             356,616.01         .27
Utah....................         15             .31             317,777.91         .24
Vermont.................          3             .06              85,389.96         .07
Virginia................        212            4.41           6,164,416.03        4.74
Washington..............        154            3.21           5,006,318.41        3.85
West Virginia...........         15             .31             452,552.34         .35
Wisconsin...............         73            1.52           1,860,369.32        1.43
Wyoming.................         19             .40             517,485.09         .40
                              -----          ------        ---------------      ------
Total...................      4,803          100.00%       $129,981,833.28      100.00%
                              =====          ======        ===============      ======

                        CREDIT SCORES--GROUP 2 CONTRACTS

                                                                  % OF
                                                                 GROUP 2
                           NUMBER OF                          CONTRACTS BY
                           CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
                           AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
RANGE OF SCORES             OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
---------------            ---------- ------------------- ---------------------
Less Than 551.............     140      $  2,971,510.67            2.29%
From 551-600..............     484        11,691,912.19            9.00
From 601-650..............   2,187        57,498,740.66           44.24
From 651-700..............   1,467        41,986,811.23           32.30
From 701-750..............     451        13,681,822.95           10.53
Greater Than 750..........      74         2,151,035.58            1.65
                             -----      ---------------          ------
    Total.................   4,803      $129,981,833.28          100.00%
                             =====      ===============          ======

                    DEBT TO INCOME RATIO--GROUP 2 CONTRACTS

                                                                 % OF
                                                                GROUP 2
                          NUMBER OF                          CONTRACTS BY
                          CONTRACTS  AGGREGATE PRINCIPAL OUTSTANDING PRINCIPAL
RANGE OF DEBT TO INCOME   AS OF CUT- BALANCE OUTSTANDING     BALANCE AS OF
RATIOS                     OFF DATE  AS OF CUT-OFF DATE      CUT-OFF DATE
-----------------------   ---------- ------------------- ---------------------
Less Than 10.01%.........     173      $  3,234,218.25            2.49%
From 10.01%-15.00%.......      58         1,155,344.69             .89
From 15.01%-20.00%.......     100         2,177,117.71            1.67
From 20.01%-25.00%.......     301         7,640,022.92            5.88
From 25.01%-30.00%.......     439        11,447,333.00            8.81
From 30.01%-35.00%.......     698        19,410,133.89           14.93
From 35.01%-40.00%.......     927        25,940,042.50           19.96
From 40.01%-45.00%.......   1,141        31,807,172.15           24.47
From 45.01%-50.00%.......     650        18,508,776.21           14.24
Greater Than 50.00%......     316         8,661,671.96            6.66
                            -----      ---------------          ------
    Total................   4,803      $129,981,833.28          100.00%
                            =====      ===============          ======